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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this optional report on Form 8-K of our report dated February 16, 2000 which appears as an exhibit to such optional report.

                                        /s/ PricewaterhouseCoopers LLP
San Jose, California
February 18, 2000